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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)              March 27, 2001
                                                              --------------


                              IVC INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-23624                 22-1567481
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                               500 Halls Mill Road
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                           Freehold, New Jersey 07728
                    (Address of Principal Executive Offices)


                  Registrant's telephone number (732) 308-3000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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ITEM 5   OTHER EVENTS

Exhibit 99.1 is a Press Release issued by the Registrant on March 27, 2001.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1 Press Release of the Registrant dated March 27, 2001.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IVC Industries, Inc. (Registrant)


                                       By: /s/ E. Joseph Edell
                                          ---------------------------------
                                                   E. Joseph Edell

                                       Title: Chairman of the Board and Chief
                                              Executive Officer

Dated:  March 27, 2001